RESTRICTED CASH AND SHORT-TERM RECEIVABLES	12 Months Ended
Dec. 31, 2015
Restricted Cash and Investments [Abstract]
RESTRICTED CASH AND SHORT-TERM RECEIVABLES

21.	RESTRICTED CASH AND SHORT-TERM RECEIVABLES

Our restricted cash and short-term investment balances are as follows:

(in thousands of $)	2015	2014
Restricted cash relating to the total return equity swap (see note 32)	92,752	46,051
Restricted cash in relation to the Golar Viking	—	25,000
Restricted cash in relation to the Hilli	280,000	—
Restricted cash and short-term receivables held by ICBC lessor VIEs (see note 4)	35,450	—
Restricted cash relating to projects	—	3,111
Restricted cash relating to office lease	361	425
Total restricted cash	408,563	74,587
Less: Amounts included in short-term restricted cash and short-term receivables	228,202	74,162
Long-term restricted cash	180,361	425

Restricted cash relating to the share repurchase forward swap refers to the collateral required by the bank with whom we entered into a total return equity swap requiring a collateral of 20% of the total purchase price and subsequently adjusted with reference to the Company's share price.

In December 2014, Qatar Gas Trading Company Limited requested a bank guarantee for $25 million in relation to a legal dispute related to the Golar Viking to which we agreed to provide this security. The guarantee was released subsequently in January 2015 following the execution of the settlement agreement.

In November 2015, in connection with the issuance of a $400 million letter of credit by a financial institution to our project partner involved in the Hilli FLNG project, we posted an initial cash collateral sum of $305 million to support the performance guarantee. Of this amount, pursuant to progression with the syndication process, $25 million was released to us in December 2015 as free cash. Accordingly, as of December 31, 2015, the restricted cash balance amounted to $280 million. Furthermore, under the provisions of the $400 million letter of credit, the terms allow for a stepped reduction in the value of the guarantee over time and thus conversely a reduction in the cash collateral requirements. After one year of full production, following conversion and commissioning, the cash collateral requirements will reduce to $112.5 million and again to $45 million potentially in 2019 after the second year of full production.

ICBC restricted cash are amounts held by ICBC lessor VIE entities that we are required to consolidate under US GAAP into our financial statements as VIEs (see note 4).

Restricted cash relating to projects relates to Performance and Delivery Bonds (the "Bonds") for our FSRU contracts in Kuwait and Jordan, respectively. We issued the Bonds to the charterers to guarantee against our failure to meet our obligations as specified in the contracts. The Performance Bond is valid for the duration of the contract or, in the case of the Delivery Bond, until the vessel is delivered to the charterer. The Bonds are cash collateralized but we have the option to restructure these as non-cash backed bonds.

Restricted cash does not include minimum consolidated cash balances of $50.0 million (see note 27) required to be maintained as part of the financial covenants for our loan facilities, as these amounts are included in "Cash and cash equivalents".